Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Small-cap growth stocks rose strongly in the second half of 2005, lifting their full-year returns to more respectable levels. Despite soaring energy prices, rising borrowing costs, and widespread damage along the Gulf Coast stemming from several hurricanes, equities forged ahead, supported by firm economic and corporate earnings growth, merger activity, and growing anticipation that the Federal Reserve would soon stop raising short-term interest rates. For the entire year, large-cap shares narrowly surpassed their small-cap peers, and value stocks had a slight advantage over growth. However, growth stocks outpaced value in the last six months, which could signal the beginning of a long-awaited period of growth stock outperformance.

Your fund returned 8.60% in the last six months of 2005 and 10.49% for the entire year. Thanks to strong performance of our quantitative models, which supported good stock selection, the fund surpassed its benchmarks in both periods, as shown in the Performance Comparison table. Twelve-month outperformance was especially strong because of excellent relative performance and stock selection in the first half of the year.

In the last six months, stock selection was once again very favorable across various sectors, particularly health care and information technology. Some of our sector allocations worked slightly against us, however, such as overweighting the consumer discretionary segment, which struggled as higher energy costs tempered spending, especially among lower-income consumers. Low exposure to basic materials stocks, such as mining companies, which surged as gold prices soared well above $500 per ounce to 25-year highs, was also disadvantageous. However, the materials sector is one of the smallest in our opportunity set because few materials companies are considered growth companies.

Because of the fund’s favorable relative performance in 2005, Lipper ranked the fund in the top 15% of the small-cap growth funds universe for the one-year period ended December 31, 2005. Based on cumulative total return, Lipper ranked the Diversified Small-Cap Growth Fund 76 out of 523, 141 out of 350, and 124 out of 166 funds for the one-year, five-year, and since-inception (6/30/97) periods ended December 31, 2005, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

Conditions in the U.S. economy were favorable in the last six months. Economic growth as measured by gross domestic product (GDP) was probably about 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth, however, picked up in the third quarter. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast, but prices settled around $60 by the end of December. In addition, consumer sentiment soured as gasoline temporarily surged above $3 per gallon and higher oil and natural gas prices presaged a significant jump in heating costs this winter. A fourth-quarter decline in energy costs from peak levels helped lift consumer sentiment and tempered fears of a significant acceleration of inflation.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs, but they concluded that the effects on the economy would be temporary and persisted in raising short-term interest rates at a gradual pace. In the last six months, the central bank lifted the federal funds target rate from 3.25% to 4.25%, a level not seen in more than four years. However, there have been signs in recent months that the Fed may be nearing the end of its rate-tightening program, which began 18 months ago when the fed funds rate was 1.00%. The strongest evidence comes from the Fed’s most recent monetary policy meeting on December 13. According to the minutes and the post-meeting statement, central bank officials no longer characterize monetary policy as being “accommodative,” and they believe that the number of additional interest rate increases “probably would not be large.”

Small-cap stocks were neck-and-neck with large-caps in the last six months and for the one-year period. In the second half of 2005, the small-cap Russell 2000 Index returned 5.88% versus 5.77% for the large-cap S&P 500 Index. For the entire year, the S&P 500 gained 4.91% versus 4.55% for the Russell 2000. Mid-cap stocks stood in the winner’s circle, however, decisively topping small- and large-cap shares in both periods.

As measured by various Russell indexes, value stocks maintained a performance advantage over growth for the full year, but growth stocks outperformed value across all market capitalizations in the last six months—a reversal of the value outperformance trend that has prevailed for several years. We do not know if this heralds the beginning of a long-expected period of growth stock outperformance, but we are encouraged to see investors paying more attention to companies with sustainable earnings growth—a trend that we believe will continue as the economic expansion matures and growth moderates.

In the small-cap growth universe, most major sectors produced gains in the second half of the year. Information technology shares performed best, led by software and semiconductor businesses. The health care sector was also robust, as equipment and supply companies and biotechnology firms produced brisk returns. Energy stocks were strong, and industrials and business services companies also did well. Consumer discretionary shares were sluggish, especially hotel, restaurant, and leisure-oriented companies. For all of 2005, health care, energy, and industrials and business services shares topped the performance charts, while telecommunication services and consumer discretionary stocks produced more modest gains. Technology and financials lagged.

The market for initial public offerings (IPOs) in the second half of the year was comparable to that of the first half. In aggregate, more than 200 companies went public in 2005, according to data from Dealogic and Thomson Financial. Despite strong merger and acquisition activity, particularly from private equity firms, the universe of publicly traded small- and mid-cap companies based in the U.S., as measured by the Dow Jones Wilshire 4500 Completion Index, expanded in the last six months for the first time in quite some time. As of December 31, there were almost 4,500 companies in the index versus about 4,400 six months ago and 4,475 at the end of 2004.

PORTFOLIO REVIEW

Before we discuss our portfolio’s performance in the last six months, we would like to welcome all new shareholders to the fund, offer our thanks to long-term investors who have remained in the fund during an extended period in which small-cap growth stocks have lagged their value counterparts, and summarize our basic investment strategy for all shareholders.

The Diversified Small-Cap Growth Fund invests in a wide array of small-cap companies whose earnings are likely to grow at an above-average rate over time. As of December 31, the fund owned approximately 300 companies, and very few holdings represented more than 1.0% of fund assets. This level of diversification helps us manage the risks of investing in small-cap growth companies and makes the fund a good choice for investors who would like to gain exposure to the broad small-cap growth universe. We use rigorous proprietary research and analysis to find and monitor portfolio holdings, and we use quantitative tools to structure the portfolio so that its sector allocations and other characteristics are similar to those of various small-cap growth benchmarks. This is not an index fund; occasionally, we will overweight or underweight some sectors based on their prospects or valuations.

Our stock selection in the health care sector, our second-largest sector allocation (22.6% of assets as of December 31), contributed the most to the fund’s outperformance in the last six months. Equipment and supply companies contributed the most in absolute terms, led by Hologic, which makes diagnostic and medical imaging systems. Our biotechnology positions, especially Cephalon, Celegene, Vertex Pharmaceuticals, and Abgenix, which is being bought by Amgen, also performed admirably. Providers and service companies were less robust, but Omnicare and Coventry Health Care did well; in fact, these successful long-term holdings have become mid-cap companies, which is what we hope to see all of our holdings become over time. (Please refer to our portfolio of investments for a complete listing of the portfolio’s holdings and the amount each represents in the portfolio.)

In the information technology sector (26.8% of assets), our stock selection also helped our relative results substantially. For example, SanDisk, which makes memory cards used in digital cameras, surged more than 140% in the last six months and was the portfolio’s second-largest contributor to performance. We sold it during the second half as we felt that its surging valuation was not justified by the commodity nature of the memory-chip business. In addition, several of our semiconductor holdings, such as Advanced Energy Industries, Cymer, and Intersil Holding, climbed more than 33%.

Industrials and business services companies (14.9% of assets) rose broadly in the last six months. Commercial services and supply companies paced the advance, led by Corporate Executive Board, a longtime holding with consistently favorable performance, and medical waste management company Stericycle. Also, air freight and logistics companies gained altitude, and road and rail stocks picked up steam as oil and fuel costs declined sharply in the fourth quarter. Our largest individual contributor to performance was SkyWest, a rapidly growing and highly profitable regional airline that was not grounded by last year’s negative trends throughout the industry. In fact, SkyWest expanded its domain by purchasing Atlantic Southeast Airlines from Delta Air Lines prior to Delta’s bankruptcy filing.

Energy stocks (6.1% of assets) continued their impressive performance streak in the last six months, though third-quarter gains were trimmed by fourth-quarter profit-taking as energy prices retreated from post-Hurricane Katrina peaks. Nevertheless, virtually all of our holdings in the sector advanced, so underweighting the sector relative to the Russell 2000 Growth Index was disadvantageous. Our stock selection in the financials sector (5.3% of assets) was favorable, however, and our emphasis on companies tied to the capital markets worked to our benefit.

The consumer discretionary sector (19.2% of assets) was clearly the weakest in the small-cap growth universe, and poor performance of our holdings as well as our overweighting relative to the Russell benchmark detracted from our overall results. Several of our hotel, restaurant, and leisure-oriented companies declined significantly, but homebuilder Toll Brothers was one of our largest disappointments. Shares plunged as the red-hot housing sector cooled and as the company tempered expectations for its 2006 financial results. Similarly, specialty retailer A.C. Moore Arts & Crafts came unglued as the company posted a loss in the third quarter and snipped its fourth-quarter financial projections.

OUTLOOK

The performance gap between small- and large-cap stocks narrowed in 2005, but small-caps have significantly outperformed since early 1999. If small-caps extend their lead in the first quarter of 2006, this outperformance cycle will be seven years long (versus the historical average of five years), making this one of the longest small-cap outperformance cycles on record.

Small-cap stocks could continue to outpace large-cap shares if the market continues rising in the near term. Small-cap company fundamentals remain good, though their earnings are lagging large-cap company earnings by some measures, and, based on 2006 earnings estimates, some small-cap price/earnings (P/E) ratios are higher than large-cap P/E ratios. Based on other valuation metrics, however, small-caps are not as expensive as large-caps.

Small-cap growth stocks look very attractive relative to small-cap value stocks, which have significantly outperformed in recent years. We are encouraged by the improvement in growth stock performance relative to value in the last six months, particularly among small-caps, and we anticipate that, as economic growth moderates, investors will show greater interest in stocks of companies that can produce strong and steady earnings growth over the long term.

Respectfully submitted,

Paul W. Wojcik
Chairman of the fund’s Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Index.

Portfolio Highlights

INDUSTRY DIVERSIFICATION

Twenty-Five Largest Industries

	Percent of Net Assets 6/30/05	Percent of Net Assets 12/31/05
Health Care Equipment and Supplies	6.9%	8.5%
Health Care Providers and Services	9.0	7.3
Semiconductor and Semiconductor Equipment	6.0	6.0
Commercial Services and Supplies	5.2	5.7
Software	5.4	5.6
Specialty Retail	6.7	5.5
Biotechnology	4.2	4.9
Hotels, Restaurants, and Leisure	4.5	4.2
IT Services	3.6	3.8
Electronic Equipment and Instruments	4.0	3.7
Energy Equipment and Services	3.4	3.3
Communications Equipment	2.8	3.2
Oil, Gas, and Consumable Fuels	2.4	2.8
Internet Software and Services	2.3	2.4
Diversified Consumer Services	2.9	2.2
Capital Markets	2.1	2.2
Aerospace and Defense	1.9	2.2
Pharmaceuticals	1.5	1.9
Media	2.2	1.6
Machinery	1.1	1.6
Commercial Banks	1.8	1.5
Computers and Peripherals	1.7	1.5
Air Freight and Logistics	1.1	1.4
Internet and Catalog Retail	1.1	1.2
Textiles, Apparel, and Luxury Goods	1.1	1.2
Total	84.9%	85.4%

Historical weightings reflect current industry/sector classifications. Table excludes short-term investments.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

**	Per share amounts calculated using average shares outstanding method.
*	Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/06.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 97.8%		
CONSUMER DISCRETIONARY 19.2%		
Auto Components 0.5%		
Gentex	20,000	390
		390
Automobiles 0.3%		
Thor Industries	7,400	296
		296
Diversified Consumer Services 2.2%		
Bright Horizons Family Solutions (1)	13,600	504
Corinthian Colleges (1)	13,000	153
Education Management (1)	18,000	603
ITT Educational Services (1)	8,500	503
Jackson Hewitt Tax Service	6,500	180
		1,943
Hotels, Restaurants & Leisure 4.2%		
BJ's Restaurants (1)	15,700	359
CEC Entertainment (1)	6,750	230
International Speedway, Class A	1,500	72
Orient-Express, Class A	1,500	47
PF Chang's China Bistro (1)	9,200	457
Rare Hospitality International (1)	15,400	468
Shuffle Master (1)	15,600	392
Sonic (1)	11,137	328
Station Casinos	11,700	793
The Cheesecake Factory (1)	7,000	262
WMS Industries (1)	11,000	276
		3,684
Household Durables 1.1%		
Harman International	1,800	176
I-Robot (1)	5,000	167
MDC Holdings	5,435	337

Toll Brothers (1)	8,000	277
		957
Internet & Catalog Retail 1.2%		
Coldwater Creek (1)	16,950	517
Drugstore.com (1)	40,600	116
Insight Enterprises (1)	9,775	192
Sportsman's Guide (1)	8,600	205
		1,030
Leisure Equipment & Products 1.1%		
MarineMax (1)	11,500	363
Marvel Entertainment (1)	8,750	143
SCP Pool	12,180	454
		960
Media 1.6%		
Cox Radio, Class A (1)	9,000	127
Entercom Communications (1)	5,600	166
Getty Images (1)	5,500	491
Gray Communications Systems	10,000	98
Radio One, Class D (1)	19,600	203
Regent Communications (1)	19,500	91
Scholastic (1)	2,400	68
Spanish Broadcasting, Class A (1)	12,600	64
Valassis Communications (1)	2,000	58
		1,366
Multiline Retail 0.3%		
Fred's	15,200	247
		247
Specialty Retail 5.5%		
AC Moore Arts & Crafts (1)	28,500	415
Christopher & Banks	8,400	158
GameStop (1)	6,500	207
Gymboree (1)	19,200	449
Hibbett Sporting Goods (1)	16,500	470

Hot Topic (1)	14,500	206
Michaels Stores	8,000	283
O'Reilly Automotive (1)	22,000	704
Pacific Sunwear (1)	18,012	449
Ross Stores	6,500	188
TSC (1)	7,200	381
Urban Outfitters (1)	17,600	445
West Marine (1)	3,000	42
Williams-Sonoma (1)	6,000	259
Zumiez (1)	3,300	143
		4,799
Textiles, Apparel, & Luxury Goods 1.2%		
Fossil (1)	22,075	475
Quiksilver (1)	31,300	433
Timberland, Class A (1)	5,000	163
		1,071
Total Consumer Discretionary		16,743
CONSUMER STAPLES 1.1%		
Beverages 0.1%		
Boston Beer, Class A (1)	2,000	50
		50
Food & Staples Retailing 0.5%		
United Natural Foods (1)	15,000	396
		396
Food Products 0.5%		
Peet's Coffee & Tea (1)	3,000	91
SunOpta (1)	72,900	383
		474
Total Consumer Staples		920

ENERGY 6.1%

Energy Equipment & Services 3.3%

Atwood Oceanics (1)	1,500	117
Cal Dive International (1)	21,000	754
FMC Technologies (1)	5,000	214
Global Industries (1)	16,000	182
Grey Wolf (1)	13,300	103
Helmerich & Payne	3,300	204
Lone Star Technologies (1)	1,000	52
Oil States International (1)	10,500	333
Patterson-UTI Energy	12,500	412
Unit (1)	9,000	495
		2,866

Oil, Gas & Consumable Fuels 2.8%

Bill Barrett (1)	14,800	571
Cabot Oil & Gas	11,900	537
Comstock Resources (1)	24,800	757
Forest Oil (1)	7,000	319
Stone Energy (1)	5,500	250
		2,434
Total Energy		5,300

FINANCIALS 5.3%

Capital Markets 2.2%

Affiliated Managers Group (1)	8,500	682
Eaton Vance	10,000	274
Greenhill	4,200	236
Investors Financial Services	6,700	247
Raymond James Financial	12,300	463
		1,902

Commercial Banks 1.5%

Boston Private Financial	11,000	335
East West Bancorp	10,200	372

SVB Financial Group (1)	5,700	267
UCBH Holdings	21,600	386
		1,360
Diversified Financial Services 0.1%		
IntercontinentalExchange (1)	2,200	80
		80
Insurance 1.2%		
Brown & Brown	8,200	250
MaxRe Capital	10,500	273
RenaissanceRe Holdings	3,000	132
StanCorp Financial Group	8,600	430
		1,085
Real Estate 0.1%		
CapitalSource	3,700	83
		83
Thrifts & Mortgage Finance 0.2%		
Triad Guaranty (1)	3,500	154
		154
Total Financials		4,664
HEALTH CARE 22.6%		
Biotechnology 4.9%		
Abgenix (1)	16,300	351
Alkermes (1)	12,400	237
Amylin Pharmaceuticals (1)	5,400	216
BioMarin Pharmaceutical (1)	8,400	90
Cephalon (1)	2,859	185
Charles River Laboratories International (1)	5,500	233
Digene (1)	14,000	408
Exelixis (1)	10,000	94
Incyte Genomics (1)	27,000	144
InterMune (1)	5,300	89

Martek Biosciences (1)	8,500	209
Myogen (1)	5,100	154
Neurocrine Biosciences (1)	7,000	439
Protein Design Labs (1)	20,100	571
Rigel Pharmaceuticals (1)	11,800	99
Senomyx (1)	12,500	151
Techne (1)	6,600	371
Vertex Pharmaceuticals (1)	7,502	208
		4,249

Health Care Equipment & Supplies 8.5%

American Medical Systems (1)	5,000	89
ArthroCare (1)	9,800	413
Aspect Medical Systems (1)	17,200	591
Cytyc (1)	13,500	381
Dentsply International	6,000	322
Dionex (1)	2,500	123
Gen-Probe (1)	6,600	322
Hologic (1)	17,200	652
ICU Medical (1)	12,000	471
IDEXX Laboratories (1)	2,500	180
Immucor (1)	1,800	42
INAMED (1)	7,350	644
Integra LifeSciences (1)	7,000	248
Invitrogen (1)	6,100	406
Kyphon (1)	9,100	372
Mentor	3,900	180
Merit Medical Systems (1)	8,800	107
Respironics (1)	19,000	704
Steris	16,700	418
Thoratec (1)	25,400	526
Varian (1)	4,000	159
Wright Medical Group (1)	4,500	92
		7,442

Health Care Providers & Services 7.3%

Amedisys (1)	8,400	355

AmSurg, Class A (1)	1,500	34
Community Health System (1)	6,000	230
Computer Programs and Systems	24,400	1,011
Coventry Health Care (1)	11,250	641
DaVita (1)	13,350	676
Gentiva Health Services (1)	9,700	143
Henry Schein (1)	3,000	131
Lifeline Systems (1)	2,000	73
LifePoint Hospitals (1)	6,000	225
Manor Care	5,500	219
Matria Healthcare (1)	8,050	312
Omnicare	9,700	555
Option Care	5,000	67
Patterson Companies (1)	6,500	217
Pharmaceutical Product Development	6,200	384
Renal Care Group (1)	6,000	284
Symbion (1)	13,000	299
Triad Hospitals (1)	4,000	157
United Surgical Partners International (1)	11,000	353
		6,366
Pharmaceuticals 1.9%		
Andrx (1)	4,400	73
Bradley Pharmaceuticals (1)	3,400	32
Medicines Company (1)	18,000	314
Medicis Pharmaceutical, Class A	10,900	349
Noven Pharmaceuticals (1)	17,000	257
Par Pharmaceutical (1)	2,500	78
Salix Pharmaceuticals (1)	19,259	339
Taro Pharmaceuticals (1)	5,400	76
Valeant Pharmaceuticals	5,000	90
		1,608
Total Health Care		19,665

INDUSTRIALS & BUSINESS SERVICES 14.9%

Aerospace & Defense 2.2%		
Armor Holdings (1)	6,000	256
Ceradyne (1)	9,500	416
Engineered Support System	11,000	458
Herley Industries (1)	4,000	66
MTC Technologies (1)	10,500	288
NCI (1)	33,000	453
		1,937
Air Freight & Logistics 1.4%		
Forward Air	8,600	315
UTi Worldwide	10,000	929
		1,244
Airlines 1.2%		
AirTran (1)	8,000	128
Frontier Airlines (1)	7,000	65
SkyWest	31,500	846
		1,039
Building Products 0.4%		
Simpson Manufacturing	6,000	218
Trex (1)	5,500	154
		372
Commercial Services & Supplies 5.7%		
Advisory Board (1)	19,000	906
ChoicePoint (1)	11,266	501
Corporate Executive Board	12,500	1,121
Global Cash Access (1)	7,900	115
Kenexa (1)	9,900	209
Mine Safety Appliances	8,500	308
Navigant Consulting (1)	9,900	218
Resources Global Professionals (1)	26,000	678
Stericycle (1)	7,000	412

Taleo, Class A (1)	13,800	183
Waste Connections (1)	9,500	327
		4,978
Construction & Engineering 0.2%		
Insituform Technologies (1)	7,000	136
		136
Electrical Equipment 0.6%		
Color Kinetics (1)	27,600	397
II-VI (1)	8,200	147
		544
Machinery 1.6%		
Actuant, Class A	12,000	670
Oshkosh Truck	16,000	713
		1,383
Road & Rail 1.2%		
Dollar Thrifty Auto Group (1)	5,500	198
Old Dominion Freight Line (1)	18,150	490
U.S. Xpress Enterprises (1)	8,000	139
Werner Enterprises	11,000	217
		1,044
Trading Companies & Distributors 0.4%		
Hughes Supply	8,500	304
Interline Brands (1)	2,100	48
		352
Total Industrials & Business Services		13,029
INFORMATION TECHNOLOGY 26.8%		
Communications Equipment 3.2%		
ADTRAN	14,300	425
Anaren (1)	4,000	63
Avocent (1)	3,575	97
Blue Coat Systems (1)	8,600	393

F5 Networks (1)	9,100	520
Inter-Tel	19,500	382
Packeteer (1)	20,500	159
Plantronics	14,100	399
Polycom (1)	9,442	145
Powerwave Technologies (1)	17,800	224
		2,807
Computers & Peripherals 1.5%		
Avid Technology (1)	18,563	1,017
Maxtor (1)	16,200	112
Novatel (1)	2,500	30
SBS Technologies (1)	13,800	139
		1,298
Electronic Equipment & Instruments 3.7%		
Aeroflex (1)	46,000	494
Applied Films (1)	4,400	91
Cyberoptics (1)	41,400	558
Daktronics	3,500	103
Dolby Laboratories, Class A (1)	7,600	130
FLIR Systems (1)	17,400	389
Itron (1)	4,000	160
Mercury Computer Systems (1)	11,000	227
Orbotech (1)	8,800	211
Scansource (1)	6,400	350
TTM Technologies (1)	52,200	491
		3,204
Internet Software & Services 2.4%		
Aptimus (1)	14,300	113
CNET Networks (1)	20,000	294
CyberSource (1)	24,800	164
Digital Insight (1)	11,000	352
Digital River (1)	4,300	128
Earthlink (1)	5,000	55
Jupitermedia (1)	17,500	259

MatrixOne (1)	49,800	248
Support.com (1)	17,000	72
Websense (1)	5,800	381
		2,066
IT Services 3.8%		
CACI International, Class A (1)	7,000	402
Cognizant Technology Solutions (1)	7,500	378
Global Payments	11,600	541
Heartland Payment Systems (1)	3,200	69
Inforte	70,000	276
Iron Mountain (1)	8,700	367
Moneygram International	10,400	271
RightNow Technologies (1)	20,000	369
SI International (1)	2,700	83
SRA International, Class A (1)	18,500	565
		3,321
Office Electronics 0.6%		
Zebra Technologies (1)	11,875	509
		509
Semiconductor & Semiconductor Equipment 6.0%		
Advanced Energy Industries (1)	30,100	356
AMIS Holdings (1)	7,000	75
ATMI (1)	9,000	252
Brooks-Pri Automation (1)	4,000	50
Cognex	10,000	301
Cohu	10,500	240
Cymer (1)	10,800	384
Entegris (1)	20,400	192
Exar (1)	11,000	138
Integrated Device Technology (1)	14,300	188
Integrated Silicon Solution (1)	24,300	156
Intersil Holding, Class A	17,400	433
Micrel (1)	7,700	89
Microchip Technology	1,762	57

Microsemi (1)	11,100	307
Omnivision Technologies (1)	8,300	166
ON Semiconductor (1)	46,000	254
Pericom Semiconductor (1)	8,000	64
Semtech (1)	13,000	237
Silicon Storage Technology (1)	21,300	108
Tessera Technologies (1)	6,900	178
TriQuint Semiconductor (1)	22,387	100
Varian Semiconductor Equipment (1)	10,000	439
Virage Logic (1)	16,000	158
Zoran (1)	19,198	311
		5,233

Software 5.6%

Activision (1)	36,000	495
Actuate (1)	44,700	140
Agile Software (1)	35,000	209
Borland Software (1)	20,000	131
Epicor Software (1)	6,200	88
FactSet Research Systems	7,500	309
Fair Isaac	14,256	630
FileNet (1)	6,400	165
Hyperion Solutions (1)	18,000	645
Informatica (1)	23,000	276
Jack Henry & Associates	10,000	191
Macrovision (1)	9,000	151
Motive (1)	17,500	54
NAVTEQ (1)	4,000	176
NetIQ (1)	4,000	49
Open Solutions (1)	6,100	140
Quest Software (1)	6,200	90
Radiant Systems (1)	26,250	319
Red Hat (1)	14,700	400
RSA Security (1)	2,500	28

†	Denominated in U.S. dollars unless otherwise noted
(1)	Non-income producing
(2)	Seven-day yield
(3)	Affiliated company - see Note 4

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $23,712,000 and $29,604,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2005. At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $4,842,000 of capital loss carryforwards. As of December 31, 2005, the fund had $6,520,000 of capital loss carryforwards that expire in 2010 and $2,379,000 that expire in 2011.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $60,480,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at December 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $165,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $186,000 for T. Rowe Price Services, Inc., and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $43,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $1,137,000 and $366,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 107,206 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1997	Haven Group, a custom manufacturer of modular homes (1/04 to
[113]	present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1997	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

John H. Laporte, CFA	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Vice
(1945)	President, Diversified Small-Cap Growth Fund
1997
[15]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1997	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Trust Company
Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

Christopher W. Edge (1969)	Vice President, T. Rowe Price; formerly student,
Vice President, Diversified Small-Cap Growth	University of Michigan (to 2001)
Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc., T. Rowe Price International, Inc.,
Fund	and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Diversified Small-Cap	T. Rowe Price; Vice President, T. Rowe Price Group,
Growth Fund	Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Trust Company
Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth	Investment Services, Inc., T. Rowe Price
Fund	Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Diversified Small-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth
Fund

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap Growth	Group, Inc.
Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap Growth
Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Diversified Small-Cap	Group, Inc., T. Rowe Price International, Inc.,
Growth Fund	and T. Rowe Price Trust Company

Paul W. Wojcik, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
President, Diversified Small-Cap Growth Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$6,605	$6,129
Audit-Related Fees	425	848
Tax Fees	1,876	1,662
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006